                                                                    Exhibit 24
                                                                    ----------
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is a director of the Corporation;

NOW,  THEREFORE,  each of  the  undersigned, hereby  constitutes  and appoints
P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his/her attorney for him/her in his stead, in his/her capacity as a director of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand this 22nd day of March, 1996.


/s/ Gilbert F. Amelio                             /s/ Lewis E. Platt
    Director                                          Director
/s/ William P. Clark                              /s/ Toni Rembe
    Director                                          Director
/s/ Herman E. Gallegos                            /s/ S. Donley Ritchey
    Director                                          Director
/s/ Frank C. Herringer                            /s/ Richard M. Rosenberg
    Director                                          Director
/s/ Mary S. Metz
    Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

NOW,  THEREFORE, each  of  the undersigned,  hereby  constitutes and  appoints
P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his attorney for him in his stead, in his capacity as an officer or director, or both, of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22nd day of March, 1996.



/s/ Philip J. Quigley                  /s/ William E. Downing
-----------------------------------    -----------------------------------
Philip J. Quigley                      William E. Downing
Chairman of the Board,                 Executive Vice President, Chief
President and Chief                    Financial Officer and Treasurer
Executive Officer